Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2013
Commitments And Contingencies Disclosure [Abstract]
Commitments, Contingencies and Guarantees

17. Commitments, Contingencies and Guarantees

We have various contractual obligations, some of which are required to be recorded as liabilities in our Financial Statements, including long- and short-term debt. Other contractual obligations, namely operating lease commitments, purchase obligations and guarantees, are generally not required to be recognized as liabilities on our Consolidated Balance Sheets but are required to be disclosed.

Our contractual obligations as of December 31, 2013 can be summarized as follows:

Payments due by period (in thousands)	Total EUR	1 year EUR	2 year EUR	3 year EUR	4 year EUR	5 year EUR	After 5 years EUR

Long-Term Debt Obligations, including interest expense[1]	1,341,380	45,079	44,952	44,907	275,640	54,155	876,647
Operating Lease Obligations	74,946	30,293	21,543	14,081	4,803	2,539	1,687
Purchase Obligations	2,012,913	1,894,455	85,548	16,223	13,772	2,382	533
Unrecognized Tax Benefits, including interest expense	74,069	580	945	7,680	26,105	785	37,974

Total Contractual Obligations	3,503,308	1,970,407	152,988	82,891	320,320	59,861	916,841

1	See Note 15 for the amounts excluding interest expenses.

Long-term debt obligations mainly relate to interest payments and the principal amount of our Eurobonds. See Note 15.

Operating lease obligations include leases of equipment and facilities. Lease payments recognized as an expense were EUR 42.0 million, EUR 41.6 million and EUR 40.6 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Several operating leases for our buildings contain purchase options, exercisable at the end of the lease, and in some cases, during the term of the lease. The amounts to be paid if ASML would exercise these purchase options at the end of the lease as of December 31, 2013 can be summarized as follows:

Purchase options due by period (in thousands)	Total EUR	1 year EUR	2 year EUR	3 year EUR	4 year EUR	5 year EUR	After 5 years EUR

Purchase options	13,983	-	-	13,983	-	-	-

Purchase obligations include purchase commitments with suppliers in the ordinary course of business. ASML expects that it will honor these purchase obligations to fulfill future sales, in line with the timing of those future sales. The general terms and conditions of the agreements relating to the major part of our purchase commitments as of December 31, 2013 contain clauses that enables us to delay or cancel delivery of ordered goods and services up to the dates specified in the corresponding purchase contracts. These terms and conditions that we have agreed with our supply chain partners gives us additional flexibility to adapt our purchase obligations to our requirements in light of the inherent cyclicality of the semiconductor equipment industry in which we operate. We establish a provision for cancellation fees when it is probable that the liability has been incurred and the amount of cancellation fees is reasonably estimable.